Fees Summary	Oct. 23, 2025 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 0.00
Total Fee Amount	3,112.84
Total Transaction Valuation	22,540,486.22
Total Offset Amount	0.00
Net Fee	$ 3,112.84